UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (Date  of  Earliest  Event  Reported):  December  31,  1999


                             BERENS INDUSTRIES, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)



            000-22711                                   87-05065948
            ---------                                   -----------
     (Commission File Number)                        (I.R.S. Employer
                                                    Identification No.)



              701 N. Post Oak Road, Suite 350, Houston, Texas 77024
              -----------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (713) 682-7400
                                 --------------
     (Registrant's  telephone  number,  including  area  code)


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ITEM  1.     CHANGES  IN  CONTROL  OF  REGISTRANT

     Effective December 31, 1999, Berens Industries, Inc., a Nevada corporation ("Company"), acquired all of the issued and outstanding shares of capital stock of Artmovement.com, Inc., a Nevada corporation ("Subsidiary"). In connection with such acquisition, the Company issued an aggregate of 12,960,000 shares of authorized but unissued common stock, $0.001 par value, to the shareholders of Subsidiary ("Shareholders"). The Shareholders exchanged an aggregate of 12,960,000 shares of Subsidiary common stock for the 12,960,000 shares of Company common stock.

     Upon the closing of the above-referenced transactions, there were 17,460,000 shares of Company common stock outstanding.

     To the best of the Company's knowledge, there are no known arrangements which may at a subsequent date result in a subsequent change in control of the Company.

ITEM  2.     ACQUISITION  OR  DISPOSITION  OF  ASSETS

     See  Item  1  for  discussion.

ITEM  3.     BANKRUPTCY  OR  RECEIVERSHIP

     Inapplicable.


ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

     Inapplicable.

ITEM  5.     OTHER  EVENTS

     Inapplicable.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

     Inapplicable.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)  Financial Statements of Business Acquired.

          The appropriate financial statements will be filed with the Securities and Exchange Commission no later than seventy-five days after the consummation of the acquisition.

     (b)  Pro Forma Financial Information.

          The appropriate pro forma financial information relating to the acquisition will be filed with the Securities and Exchange Commission no later than seventy-five days after the consummation of the acquisition.

     (c)  Exhibits

          Plan of Reorganization.


ITEM  8.     CHANGE  IN  FISCAL  YEAR

     Inapplicable.


                                       -2-
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                                   SIGNATURES





     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        BERENS  INDUSTRIES,  INC.



                                        By:  /S/  Marc  I.  Berens
                                             --------------------------
                                             Marc  I.  Berens
                                             Chief  Executive  Officer




DATE:  January  10,  2000



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
                        EXHIBITS


Exhibit
  No.                                               Page
-------                                             ----
    2.1    Plan of Reorganization. . . . . . . . .   A-1


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